EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)



                              THE BANK OF NEW YORK
              ---------------------------------------------------
              (Exact name of trustee as specified in its charter)


       New York                                             13-5160382
-----------------------------                            -------------------
(State of incorporation                                  (I. R. S. employer
if not a U. S. national bank)                            identification no.)

    One Wall Street,  New York,  NY                              10286
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip code)



                Resource Funding Co. Mortgage Loan Trust 1999-1
                -----------------------------------------------
              (Exact name of obligor as specified in its charter)


       Delaware                                                 N/F
-------------------------------                          -------------------
(State or other jurisdiction of                          (I. R. S. employer
incorporation or organization)                           identification no.)


                           C/O First Union Trust Co.
                                1 Rodney Square
                                920 Kings Street
                                   Suite 102
                           Wilmington, Delaware 19801

                                Debt Securities
                      -----------------------------------
                      (Title of the indenture securities)

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1. General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.


         Name                                                   Address
         ----                                                   -------

Superintendent of Banks of the State              2 Rector Street,  New York,
New York                                          NY 10006, and Albany, NY 12203

Federal Reserve Bank of New York                  33 Liberty Plaza, New York
                                                  NY 10045

Federal Deposit Insurance Corporation             Washington,  DC 20429

New York Clearing House Association               New York,  NY 10005

     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

2. Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16. List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act" and 17 C. F. R. 229.10 (d).

1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)


4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

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                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of New York and State of New York, on the 11th day of June, 1999.



                                                  The Bank of New York
                                                  By: /s/Anna H. Felt
                                                     ---------------------------
                                                  Anna H. Felt
                                                  Assistant Treasurer
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